LAZARD RETIREMENT SERIES, INC.
Lazard Retirement US Small Cap Equity Select Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of Lazard Retirement Series, Inc. (the “Fund”) has approved the liquidation of Lazard Retirement US Small Cap Equity Select Portfolio (the “Portfolio”).

No further investments are being accepted into the Portfolio, except for investments by Participating Insurance Companies (as defined in the Prospectus) with pre-existing investments in the Portfolio pursuant to an agreement or other arrangement with the Fund, the Distributor or another agent of the Fund regarding Portfolio investments. Promptly upon completion of liquidation of the Portfolio’s investments, the Portfolio will redeem all its outstanding shares by distribution of its assets in accordance with the instructions of Participating Insurance Companies with separate accounts investing in the Portfolio. It is anticipated that the Portfolio’s assets will be distributed to shareholders on or about May 20, 2026.

Dated: February 20, 2026

Please retain this supplement for future reference.